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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): June 13, 2000



                         CITRUS FINANCIAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

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          Florida                     000-26145                 65-0136504
  (State or other jurisdiction   Commission File Number      (I.R.S. Employer
      Of incorporation)                                     Identification No.)




                     1717 Indian River Boulevard, Suite 100
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                            Vero Beach, Florida 32960
                    (address of principal executive offices)
                  Registrant's telephone number: (561) 778-4100









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ITEM 5.           Other Events

     Citrus Financial Services, Inc. announced on Wednesday, June 14, 2000, that Josh C. Cox, Jr. has resigned as President, Chief Executive Officer, and Chief Financial Officer. In addition, Mr. Cox has resigned as Vice-Chairman and Chief Executive Officer of Citrus Bank, N.A., Citrus Financial's wholly-owned subsidiary. Mr. Cox also resigned his directors positions in both companies. Mr. Cox resigned in order to pursue other interests.

     Randy J. Riley, Senior Vice-President of Citrus Financial and President of Citrus Bank was named interim President and Chief Executive Officer of Citrus Financial. He was also named interim Chief Executive Officer of Citrus Bank.

     Pursuant to the requirements of the Securities act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 14, 2000


                              Citrus Financial Services, Inc.
                              (Registrant)


                              By:  /s/ Randy J. Riley
                                   Randy J. Riley
                                   Interim President and Chief Executive Officer